UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  report  (Date  of  earliest  event  reported)  OCTOBER  1,  2004
                                                         -----------------------

                            WESTERN GOLDFIELDS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      IDAHO
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                 (State or Other Jurisdiction of Incorporation)

               0-50894                                38-3661016
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        (Commission File Number)          (IRS Employer Identification No.)

     961 MATLEY LANE, SUITE 120
     RENO, NEVADA                                                89502

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     (Address of Principal Executive Offices)                  (Zip Code)

                                 (775) 337-9433
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]     Written  communications  pursuant  to Rule 425 under the Securities
Act  (17  CFR  230.425)

     [ ]     Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
(17  CFR  240.14a-12)

     [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange  Act  (17  CFR  240.14d-2(b))

     [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange  Act  (17  CFR  240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE.

     Beginning October 4, 2004, Western Goldfields, Inc., an Idaho corporation, expects to deliver investor presentations including written communications comprised of slides and an information memorandum which are described and attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K. By filing this Current Report on Form 8-K, the registrant does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The exhibits contain and may implicate, forward-looking statements regarding the registrant and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

9.01     FINANCIAL STATEMENTS AND EXHIBITS

     (a)     Not applicable.

     (b)     Not applicable.

     (c)     Exhibits.

     The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 7.01:

          99.1     Western Goldfields, Inc. slideshow presentation

          99.2     Western Goldfields, Inc. Information Memorandum, dated
                   October 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 1, 2004                   Western Goldfields, Inc.


                                         By:     /s/ Mark C. Shonnard
                                         Name:   Mark C. Shonnard
                                         Title:  CFO, Treasurer and Secretary

                                  EXHIBIT INDEX

     Exhibit No.                    Exhibit Name
     -----------                    ------------

     The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 7.01:

        99.1     Western Goldfields, Inc. slideshow presentation

        99.2     Western Goldfields, Inc. Information Memorandum, dated
                 October 2004


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